Summary Prospectus Investor and Service Class Shares February 28, 2019, as supplemented April 5, 2019
Access Flex Bear High Yield FundSM
CLASS	TICKER
Investor	AFBIX
Service	AFBSX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format.
Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated February 28, 2019, as supplemented April 5, 2019, and Statement of Additional Information, dated February 28, 2019, as supplemented April 5, 2019, and as each hereafter may be supplemented or amended, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProFunds.com/ProFundsinfo; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@ProFunds.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.profunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-PRO-FNDS (888-776-3637) or by sending an e-mail request to info@profunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-PRO-FNDS (888-776-3637) or send an email request to info@profunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

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FUND NUMBERS :: Investor Class AFBIX :: Service Class AFBSX :: Access Flex Bear High Yield Fund :: 3

Important Information about the Fund
If Access Flex Bear High Yield FundSM (the "Fund") is successful in meeting its objective, its net asset value should generally lose value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, its net asset value should generally increase in value as the high yield market is falling (losing value).
The Fund presents different risks than other types of funds. The Fund is different in that it it seeks inverse or "short" exposure and invests in credit derivatives. The Fund may not be suitable for all investors and should be used only by knowledgeable investors. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks to provide investment results that correspond generally to the inverse of the total return of the high yield market consistent with maintaining reasonable liquidity.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	4.67%	4.67%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	5.42%	6.42%
Fee Waivers/Reimbursements	-3.64%	-3.64%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements*	1.78%	2.78%

*
ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through February 29, 2020. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$1,295	$2,400	$5,122
Service Class	$281	$1,575	$2,832	$5,823
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund is actively managed and seeks to achieve positive returns that are not directly correlated to any particular fixed income index. The Fund invests primarily in financial instruments that ProFund Advisors believes, in combination, should provide investment results that correspond generally to the inverse of the high yield market . The Fund uses the Markit iBoxx $ Liquid High Yield Index as a performance benchmark only, and does not seek to track its performance.

>
Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds ("ETFs")), currencies, interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt instruments in order to gain inverse exposure to the high yield market. These derivatives principally include:

•
Credit Default Swaps ("CDS") — As a substitute for shorting bonds in order to gain inverse credit exposure to the high yield market, the Fund intends to invest in centrally cleared, index-based CDS. CDS provide exposure to the credit of one or more debt issuers referred to as "reference entities." These instruments are designed to reflect changes in credit quality, including events of default. CDS are most commonly discussed in terms of buying or selling credit protection with respect to a reference entity. Because the Fund seeks to provide short exposure to credit, it will generally be a net buyer of credit protection with respect to North American high yield debt issuers. Buying credit protection is equivalent to being "short" credit. Index-based CDS provide credit exposure, through a single trade, to a basket of reference entities. A variety of high yield, index-based CDS with different characteristics are currently available in the marketplace with new issuances occurring periodically. Issuances typically vary in terms of underlying reference entities and maturity and, thus, can have significant differences in performance over time. The Fund intends to typically invest in new issuances of 5.25 year maturity North American high yield, index-based CDS, which are issued

4 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

every six months on a 100-name basket, which names vary from issue to issue.

•
U.S. Treasury Futures Contracts — The Fund intends to invest in short U.S. Treasury futures contracts in order to obtain inverse exposure to interest rates, similar to the inverse interest rate exposure that would be present when shorting high yield bonds but is not present in CDS. U.S. Treasury futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of U.S. Treasury at a specified time and place or, alternatively, may call for cash settlement. The Fund will generally sell U.S. Treasury futures contracts as a substitute for a comparable market position in U.S. Treasury notes.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•
Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly liquid securities, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

The Fund seeks to maintain inverse exposure to the high yield market regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of periods favorable for the high yield market (which would generally be adverse market conditions for this Fund). There is no assurance that the Fund will achieve its investment objective.
Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.
Principal Risks
The Fund presents different risks than other types of funds in that it it seeks inverse or "short" exposure. This means the Fund should generally lose value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, it should generally increase in value as the high yield market is falling (losing value). An investor in the Fund could potentially lose the full principal value of their investment.
Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk and liquidity risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.
Credit Default Swaps (CDS) Risk — The Fund will normally be a net buyer of credit protection on North American high yield debt issuers through index-based CDS. Upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Fund intends, as practicable, to obtain initial exposure primarily through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions.
Compounding Risk — In the course of managing the Fund's investments, ProFund Advisors will need to periodically adjust the Fund's holdings in order to maintain investment exposure consistent with the Fund's investment objective. This process entails obtaining additional inverse exposure as the Fund experiences gains, and reducing inverse exposure as the Fund experiences losses. The higher the volatility is in the credit markets, the more such rebalancing can adversely affect the Fund's performance.
Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.
Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund may come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.
Active Management Risk — The Fund is actively managed and its performance reflects, in part, the investment decisions that ProFund Advisors makes for the Fund. Those investment decisions may not produce the intended results. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could lose value or underperform its performance benchmark or other funds with a similar investment objective or strategy. There can be no assurance that the portfolio managers will continue to be associated with the Fund for any length of time. The loss of the services of one or more portfolio managers could have an adverse impact on the Fund's ability to realize its investment objective.
Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Additionally, the credit quality of the issuer of a debt instrument (including the risk of a potential default) can also affect the price of a debt instrument. The perceived or actual inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled interest payments can

FUND NUMBERS :: Investor Class AFBIX :: Service Class AFBSX :: Access Flex Bear High Yield Fund :: 5

negatively impact the performance of the Fund. Debt instruments have varying levels of sensitivity to changes in interest rates. Typically the value of an outstanding debt instrument falls when interest rates rise. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and would generally be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets in general. These factors may cause the value of an investment in the Fund to change. While the realization of certain of these risks may benefit the Fund because the Fund seeks investments results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.
Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific financial instruments. The ability to trade certain financial instruments may be restricted, which may result in the Fund being unable to trade those and other related financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Fixed Income and Market Risk — The U.S. Treasury markets can be volatile, and the value of securities swaps, futures, options contracts and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to periods of high volatility and reduced liquidity in the fixed income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors. As a fund seeking investment results that correspond to the inverse of the high yield market, the Fund's performance will generally decrease when the high yield market gains value.
High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") typically involves greater levels of credit, prepayment, liquidity and valuation risk than investment in or exposure to higher rated instruments. High yield debt instruments are generally more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These instruments are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market. High yield debt instruments are considered speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these instruments and reduce market liquidity (liquidity risk). Less active secondary or public markets may diminish the Fund's ability to obtain accurate market quotations when valuing the portfolio and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the instrument with a lower yielding instrument, resulting in a decreased return for investors. If the issuer of an instrument is in default with respect to interest or principal payments, the issuer's instrument could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund's performance. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.
Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments will fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. Since the Fund seeks investment results that correspond to the inverse of the high yield market, the Fund's performance will generally be more favorable when interest rates rise and less favorable when interest rates decline. Without taking into account other factors, the value of debt instruments with longer maturities typically fluctuates more in response to interest rate changes than debt instruments with shorter maturities.
Inverse Correlation Risk — Investors should lose money when the high yield market gains value and make money when the high yield market loses value — results that are the opposite of the results of investing in traditional high yield mutual funds.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the total return of the high yield market.
Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.
Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may

6 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.
Short Sale Exposure Risk — The Fund may seek inverse or "short" exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund's return, result in a loss, have the effect of limiting the Fund's ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available instruments or counterparties. During such periods, the Fund's ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payment by the assets underlying the Fund's short positions will negatively impact the Fund.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company ("RIC") and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Valuation Risk — In certain circumstances, (e.g., if ProFund Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProFund Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProFund Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including "fair valued" investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the Fund's portfolio investments trade in markets on days and at times when the Fund is not open for business. As a result, the value of the Fund may change, perhaps significantly, on days and at times when shareholders are unable to purchase, redeem, or exchange shares.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund's investment results for Investor Class shares have varied from year to year, and the table shows how the Fund's average annual total returns for various periods compare with a broad measure of market performance. Performance for Service Class shares would differ to the extent their fees and expenses differ.  In addition, the Fund's performance information reflects applicable fee waivers and expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund's results can be obtained by visiting ProFunds.com.
Annual Returns of Investor Class Shares as of December 31 each year
Best Quarter (ended 3/31/2009): 13.14%;
Worst Quarter (ended 9/30/2009): -12.18%
Average Annual Total Returns
For the period ended December 31, 2018

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				4/27/2005
– Before Taxes	-0.42%	-6.19%	-11.69%
– After Taxes on Distribution	-0.42%	-6.19%	-11.69%
– After Taxes on Distribution and Sale of Shares	-0.25%	-4.56%	-7.52%
Service Class Shares	-1.44%	-7.00%	-12.55%	4/27/2005
Markit iBoxx $ Liquid High Yield Index#	-1.51%	3.22%	9.33%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and

FUND NUMBERS :: Investor Class AFBIX :: Service Class AFBSX :: Access Flex Bear High Yield Fund :: 7

do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund's shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProFund Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.
Purchase and Sale of Fund Shares
The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.

>	$15,000 for self-directed accounts.
You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).
Tax Information
The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-advantaged arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Service Class shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary's website for more information.

P.O. Box 182800 Columbus, OH 43218-2800

ProFunds®
Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800
Phone Numbers
For Financial Professionals: (888) PRO-5717 (888) 776-5717
For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122
Fax Number: (800) 782-4797
Website Address: ProFunds.com
Investment Company Act File No. 811-21634
AFB-APR19